UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 20, 2013

NetSpend Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34915	20-2306550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1300, Austin, Texas	78701-2582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 532-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

As previously announced, on February 19, 2013, NetSpend Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Total System Services, Inc., a Georgia corporation (“TSYS”), and General Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of TSYS (“Sub”) (as amended on May 29, 2013 and as it may be further amended from time to time, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of TSYS.

Because certain of the Company’s subsidiaries are licensed as money transmitters, the merger is subject to the receipt of necessary approvals from various U.S. state regulatory authorities. These state licensing laws and regulations (generally referred to as “money transmitter licensing laws”) generally require that, prior to the direct or indirect acquisition of control of a licensed money transmitter doing business in a state, the licensee and/or acquiror must first notify the state regulatory authority and, in some cases, obtain the prior approval of the state regulatory authority. In this regard, on June 20, 2013, the Company notified TSYS that the condition to the Company’s, TSYS’ and Sub’s respective obligations to effect the merger under the Merger Agreement relating to obtaining all consents from, or making filings with and notices to, certain state governmental authorities with respect to the licenses held by the Company’s subsidiaries as a “money transmitter” in those states has been satisfied.

The Company currently anticipates completing the merger on July 1, 2013, subject to the satisfaction of all other closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on acceptable terms or at all because of a number of factors, including the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2012 Annual Report on Form 10-K, the Company’s 2012 Annual Report on Form 10-K/A and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.  The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.

Date: June 20, 2013	By:	/s/ Steven F. Coleman
Steven F. Coleman
Secretary and General Counsel